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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2000



                     COMPUTER NETWORK TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Minnesota                            013994                41-1356476
       ---------                            ------                ----------
(State or other Jurisdiction             (Commission            (IRS Employer
  of Incorporation)                      File Number)        Identification No.)


6000 Nathan Lane
Minneapolis, Minnesota                                               55442
----------------------                                               -----
(Address of principal                                              (Zip Code)
  executive offices)


Registrant's telephone number, including area code: (612) 268-6000
                                                    --------------
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Item 7.   Exhibits

          (c)  Exhibits

               Exhibit (99)      Resolution of Board of Directors of
                                 Computer Network Technology Corporation.

Item 8.   Change in Fiscal Year

     On January 12, 2000, Computer Network Technology Corporation determined that it would change its fiscal year end from a calendar year ending on December 31 to a fiscal year ending on January 31. Computer Network Technology will file a Form 10-Q for the quarterly period ending April 30, 2000. Information with respect to the transition period from January 1 - 31 2000 will be included in this Form 10-Q filing pursuant to Rule 13a-10.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       COMPUTER NETWORK TECHNOLOGY CORPORATION

                       By    /s/ Gregory T. Barnum
                         -----------------------------------
                                 Gregory T. Barnum
                                 Its Chief Financial Officer


Date: January 24, 2000
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                                  EXHIBIT INDEX

Exhibit                                                                Page No.
-------                                                                -------

99       Resolution of Board of Directors of Computer
         Network Technology Corporation